Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

September 13, 2019

VIA EDGAR

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

Re:	Legg Mason Partners Income Trust

(Filing relates to Western Asset Oregon Municipals Fund (the “Fund”))

(File Nos. 2-96408 and 811-04254)

Ladies and Gentlemen:

On behalf of the Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing on behalf of the Fund is an exhibit containing in interactive data format the risk/return summary information that appears in a supplement dated August 30, 2019 to the summary prospectus, prospectus and statement of additional information of the Fund.

Please call the undersigned at (202) 373-6599 with any comments or questions relating to the filing.

Sincerely,

/s/ Mana Behbin

Mana Behbin